Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      Pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that, to the best of his knowledge:

      1. Amendment No. 1 to the quarterly report of Metrocall Holdings, Inc. (“Metrocall”) on Form 10-Q/A for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Metrocall.

/s/ VINCENT D. KELLY Vincent D. Kelly President and Chief Executive Officer	Dated: August 20, 2004
/s/ GEORGE Z. MORATIS George Z. Moratis Chief Financial Officer	Dated: August 20, 2004

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